UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	June 20, 2006
(Date of earliest event reported):	June 19, 2006

Commission File No. 1-5828

CARPENTER TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	23-0458500
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
P.O. Box 14662 Reading Pennsylvania	19612
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 610-208-2000

Former name or former address, if changed since last Report: N/A

Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Items 7.01 and 8.01 - Regulation FD Disclosure and Other Events

On June 19, 2006, Carpenter Technology Corporation (the “Company”) issued a press release announcing that, during the normal course of CEO succession planning, Robert J. Torcolini, Chairman, President and Chief Executive Officer, advised the Board of Directors of his desired time horizon for retirement.  No specific retirement date has been set.  The Company has not yet initiated a search for a successor.  For further details, reference is made to the Press Release, dated June 19, 2006, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 9.01 - Financial Statements and Exhibits

          (c) Exhibits

               Exhibit No.               Description

                 99.1                         Press Release dated June 19, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 20, 2006	CARPENTER TECHNOLOGY CORPORATION By: /s/ David A. Christiansen David A. Christiansen Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.           Description

99.1                       Press Release dated June 19, 2006